POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 30th day of January, 2019.
/s/ Steven A. Ginnan
STEVEN A. GINNAN, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 22nd day of March, 2017.
/s/ Timothy G. Frommeyer
TIMOTHY G. FROMMEYER, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 22nd day of March, 2017.
/s/ Rondal Ransom
RONDAL RANSOM, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 28th day of March, 2017.
/s/ James Burke
James Burke, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 22nd day of March, 2017.
/s/ Kirt A. Walker
KIRT A. WALKER, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 6th day of February, 2019.
/s/ Craig A. Hawley
CRAIG A. HAWLEY, Director

POWER OF ATTORNEY
BE IT KNOWN TO ALL PERSONS, that the individual who has signed below constitutes and appoints CRAIG A. HAWLEY as his true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including pre- and post-effective amendments) to the Registration Statements listed below, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in fact and agent or any of them, or their substitutes, shall do or cause to be done by virtue thereof.
Jefferson National Life Annuity Account C
Jefferson National Life Annuity Account E
Jefferson National Life Annuity Account G
Jefferson National Life of New York Annuity Account 1
IN WITNESS WHEREOF, the undersigned have herewith set their names as of this 5th day of February, 2019.
/s/ Joseph Vap
JOSEPH VAP, Director